Exhibit 10 (b)


              MATEC Corporation Management Incentive Plan


The MATEC Corporation Management Incentive Plan is established to motivate subsidiary and corporate management to optimize short and long-term operating profit. The Plan consists of two separate incentive pools.


                             Subsidiary Pool
                             ---------------
1. Funding
----------
    Each subsidiary will generate an incentive pool based on the percentage achievement of that subsidiary's budgeted operating profit for the current fiscal year. The incentive pool will be determined by multiplying the subsidiary's operating profit prior to profit sharing, 401(k), incentive, and LIFO but after corporate charges and corporate interest expense/income by the percentage contained in the graph shown in
Exhibit 1.  This pool is independent of MATEC's overall performance.

2. Awards
---------
    Eligibility
    -----------
      Unless otherwise approved by MATEC's Board, all participants must be employed at the beginning and end of the fiscal year for which the award is to be made.

    Distribution
    ------------
      A proposed primary distribution of the incentive pool among the subsidiary president and his immediate staff shall be submitted to and approved by the Stock Option Compensation Committee at the time of the budget approval. A portion of the pool may be reserved to recognize outstanding performance below the executive level. At the conclusion of the fiscal year, the subsidiary president will submit a final recommended list of awards to MATEC's president. The recommendations should be based upon subjective evaluations of each participant's performance, contribution and effort. Individual awards are subject to MATEC Board and Stock Option Compensation Committee approval.

                             Corporate Pool
                             --------------
1. Funding
----------
    Corporate will generate an incentive pool based on the percentage achievement of corporate's budgeted total pre-tax profit for the current fiscal year. The incentive pool will be determined by multiplying MATEC's pre-tax profit prior to profit sharing, 401(k), incentives, and LIFO by the percentage contained in the graph shown in Exhibit 2.

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2. Awards
---------
      Eligibility
      -----------
        Unless otherwise approved by MATEC's Board, all participants must be employed at the beginning and end of the fiscal year for which the award is to be made.

      Distribution
      ------------
        A proposed distribution of the incentive pool among the Corporate Staff shall be submitted to and approved by the Stock Option Compensation Committee and Board at the time of budget approval. The final recommendation for pool distribution shall be made by MATEC's President and Chairman. All awards shall be approved by MATEC's Stock Option Compensation Committee and Board.


                            Incentive Funding
                            -----------------

                             Funding %
                             ---------
Budget Achievement           Sub    Corp       Pool Rel. Size
------------------           ----   ----       --------------

less than 75%                 0      0              0
75%                           4.7    5.5           50%
100%                          7.0    8.5          100%
less than 125%                8.4   10.2          150%
greater than 125%             8.4   10.2

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             MATEC Corporation Management Incentive Plan


Exhibit 1             Subsidiary Incentive Pool
---------             -------------------------


The X-axis of the graph represents the "incentive pool accrual %" and the Y-axis of the graph represents the "% budgeted operating profit achieved".

The graph shows the following results:

           % budgeted operating           incentive pool
             profit achieved                 accrual %
           --------------------           --------------

           less than 75                      0.0
           75                                4.7
           80                                5.2
           85                                5.6
           90                                6.1
           95                                6.5
           100                               7.0
           105                               7.3
           110                               7.6
           115                               7.9
           120                               8.15
           125                               8.4
           greater than 125                  8.4

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             MATEC Corporation Management Incentive Plan


Exhibit 2             Corporate Incentive Pool
---------             ------------------------


The X-axis of the graph represents the "incentive pool accrual %" and the Y-axis of the graph represents the "% budgeted operating profit achieved".

The graph shows the following results:

          % budgeted operating            incentive pool
            profit achieved                  accrual %
          --------------------            --------------

          less than 75                       0.0
          75                                 5.5
          80                                 6.1
          85                                 6.7
          90                                 7.3
          95                                 7.9
          100                                8.5
          105                                8.8
          110                                9.2
          115                                9.5
          120                                9.9
          125                               10.2
          greater than 125                  10.2
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